                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) April 7, 1998




                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

   On April 7,1998, Associates First Capital Corporation
(NYSE: AFS) became fully independent as Ford Motor Company
(NYSE: F) completed the spin-off of its ownership of The Associates to existing Ford shareholders. A copy of the news release dated April 7, 1998 issued by Associates First Capital Corporation is attached as Exhibit 20.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.



     20.1 - News Release by Associates First Capital Corporation dated April 7, 1998



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ASSOCIATES FIRST CAPITAL CORPORATION




                             By:
                                  -------------------
                                  Timothy M. Hayes
                                  Assistant Secretary

Date: April 8, 1998